UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 31, 2013

BLOOMIN’ BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35625	20-8023465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2202 North West Shore Boulevard, Suite 500, Tampa, Florida 33607
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (813) 282-1225

 N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 to Current Report on Form 8-K is being filed to amend the Current Report on Form 8-K dated October 31, 2013 (the “Form 8-K), as amended on January 17, 2014 (the “Form 8-K/A”), filed with the Securities and Exchange Commission by Bloomin’ Brands, Inc. (the “Company”) to replace and supersede the pro forma financial information filed under Item 9.01(b) of the Form 8-K/A as Exhibit 99.3 thereto relating to the Company’s acquisition on November 1, 2013 of a controlling interest in PGS Consultoria e Serviços Ltda. (the “Brazilian Joint Venture”).

Subsequent to the filing of the Form 8-K/A, the Company corrected certain classifications of costs and expenses presented in the historical consolidated financial statements of the Brazilian Joint Venture to conform to the Company’s historical financial statement presentation. As a result, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013 have been revised for the reclassification of approximately $17.1 million and $13.0 million, respectively, from General and administrative to Other restaurant operating expenses. Except as described herein, all other information in the Form 8-K and the Form 8-K/A remains unchanged, including Net income, Net income attributable to Bloomin’ Brands, Inc., and Basic and Diluted earnings per share.

The Company hereby amends the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013 contained in Exhibit 99.3 of the Form 8-K/A with the information provided in the accompanying Exhibit 99.1. For the convenience of the reader, Exhibit 99.1 restates and supersedes in its entirety the information set forth in Exhibit 99.3 of the Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013, unaudited pro forma condensed combined balance sheets as of September 30, 2013, and the notes thereto are filed as Exhibit 99.1 to this report and incorporated herein by reference and hereby replace and supersede in its entirety the information set forth in Exhibit 99.3 of the Form 8-K/A.

(d) Exhibits.

Exhibit Number	Description

99.1
Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013, unaudited pro forma condensed combined balance sheet as of September 30, 2013, and the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOOMIN’ BRANDS, INC.
(Registrant)

Date: January 21, 2014	By:	/s/ Joseph J. Kadow
Joseph J. Kadow
Executive Vice President and Chief Legal Officer

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